March 1, 2024

2024 Summary Prospectus
• iShares USD Green Bond ETF | BGRN | NASDAQ
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 1, 2024, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® USD GREEN BOND ETF
Ticker: BGRNStock Exchange: Nasdaq
Investment Objective
The iShares USD Green Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade green bonds that are issued by U.S. and non-U.S. issuers to fund environmental projects.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.20%	None	0.00%	0.20%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg MSCI USD Green Bond Select Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated investment-grade (as determined by Bloomberg Index Services Limited, a subsidiary of Bloomberg Finance L.P. and its affiliates (the “Index Provider” or “Bloomberg”)) green bonds issued by U.S. and non-U.S. issuers to fund projects with direct environmental benefits.
Green bonds are fixed income securities whose proceeds are exclusively applied to projects or activities that promote climate or other environmental sustainability purposes. For inclusion in the Underlying Index, securities are independently evaluated by MSCI ESG Research LLC (“MSCI ESG Research”), pursuant to an agreement between MSCI ESG Research and the Index Provider (or an affiliate), based on four criteria aligned with themes articulated in the Green Bond Principles, which are published by the International Capital Market Association (“Green Bond
Principles”). The first criterion is whether the use of proceeds falls within at least one of six eligible environmental categories defined by MSCI ESG Research: alternative energy, energy efficiency, pollution prevention and control, sustainable water, green building and climate adaption. Other environmental activities that do not fit into these categories (e.g., sustainable forestry) may also be candidates for inclusion based on evaluations by MSCI ESG Research. The remaining three criteria for evaluation and inclusion in the Underlying Index are processes for green project evaluation and selection, processes for the management of proceeds and a commitment to ongoing reporting of the environmental impact of the use of proceeds.
Self-labeled green bonds are evaluated for potential inclusion in the Underlying Index using the four criteria. Meeting all four criteria is required for bonds issued after the publication of the Green Bond Principles in January 2014. Self-labeled green bonds issued prior to 2014 may still qualify for the Underlying Index so long as they meet the use of proceeds criterion, since no formal guidelines were available at the time of issuance. General purpose bonds from issuers that are considered by the Index Provider to be a pure-play green company (defined as a legal entity with greater than 90% of activities, as measured by revenues, within one or more of the eligible environmental categories) must meet all four criteria to be eligible.
The Underlying Index includes sovereign and government-related debt, corporate bonds and securitized bonds denominated in U.S. dollars from both developed and emerging market issuers. As of October 31, 2023, the

Underlying Index was composed of approximately 327 securities issued by entities in the following 24 countries or regions as well as securities issued or guaranteed by supranational entities: Brazil, Canada, Chile, China, France, Germany, Hong Kong, India, Indonesia, Ireland, Israel, Japan, the Netherlands, Norway, Peru, the Philippines, Portugal, Qatar, Saudi Arabia, Singapore, South Korea, Sweden, the United Arab Emirates and the U.S.
As of October 31, 2023, a significant portion of the Underlying Index is represented by financials, utilities and non-U.S. agency debt securities. The components of the Underlying Index are likely to change over time. Eligible securities include, among others, fixed-rate coupon bonds; bonds that convert from fixed to floating rate (including fixed-to-float perpetuals); senior and subordinated securities; fixed-rate bullet, putable, sinkable/amortizing and callable bonds; taxable municipal securities; original issue zero coupon bonds; certificates of deposit; loan participation notes; and U.S. agency commercial mortgage-backed securities. Fixed-to-floating rate bonds are eligible during their fixed-rate term only. Certain types of securities are excluded from the Underlying Index, including, among others, contingent capital securities, bonds with equity-type features (e.g., warrants, convertibles and preferreds), inflation-linked bonds, floating-rate issues, fixed-rate perpetuals, tax-exempt municipal securities, private placements (other than those offered pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”)), retail bonds and structured notes.
The Underlying Index does not have a one-year minimum time to maturity requirement and holds bonds until final maturity. As of October 31, 2023, the weighted average duration of the securities in the Underlying Index was 7.06 years, and the weighted average maturity of the securities in the Underlying Index was 7.13 years.
The securities in the Underlying Index are weighted using an issuer capping methodology that sets a 23.75% cap on the aggregate weight of all large issuers, which are defined by the Index Provider as individually having at least 4.75% of the market value of the uncapped index. Small issuers, defined as individually having less than 4.75% of the market value of the uncapped index, are individually capped at 4.75% of the Underlying Index. The excess market value over the caps is redistributed on a pro rata basis to all other issuers’ bonds that are under the caps until no limits are breached. This methodology is applied at each rebalancing, which occurs on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities or other instruments comprising an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities and other components of the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the
Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, MSCI ESG Research, or their affiliates, which are independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Green Bond Investment Strategy Risk. The Fund’s investment strategy of investing in green bonds limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have a green bond focus. The Fund’s green bond investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds with a green bond focus. In addition, projects funded by green bonds selected by the Index Provider may not result in direct environmental benefits. Projects funded by green bonds also may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Green bond issuers may face increased government scrutiny and may be subject to new regulations, including enhanced disclosure requirements.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Commodity Risk. The Fund invests in companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, war, regulatory developments, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on those companies.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Custody Risk. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Indexing Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by foreign government agencies, subdivisions or instrumentalities are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to Asian Economic Risk.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.
Risk of Investing in China. Investments in bonds of Chinese issuers (including variable interest entities associated with an underlying Chinese operating company) subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability.
Chinese issuers are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China's or the region's security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund's investments. Export growth continues to be a major driver of China's rapid economic growth. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The Underlying Index may include companies that are subject to economic or trade restrictions (but not investment restrictions) imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund is generally expected to invest in such companies, consistent with its objective to track the performance of the Underlying Index.
Chinese issuers are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as issuers in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese issuers, and investors may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the
Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, social instability, political turmoil or rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. INDEX ETFs THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN EMERGING MARKETS ISSUERS MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year by Year Returns

The best calendar quarter return during the periods shown above was 5.95% in the 4th quarter of 2023; the worst was -6.68% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Since Inception
(Inception Date: 11/13/2018)
Return Before Taxes	6.52%	1.02%	1.32%
Return After Taxes on Distributions[1]	4.97%	0.00%	0.30%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.83%	0.36%	0.59%
Bloomberg MSCI USD Green Bond Select Index[2](Index returns do not reflect deductions for fees, expenses, or taxes)	6.56%	1.25%	1.50%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through February 28, 2022 reflect the performance of the Bloomberg MSCI Global Green Bond Select (USD Hedged) Index. Index returns beginning on March 1, 2022 reflect the performance of the Bloomberg MSCI USD Green Bond Select Index, which, effective as of March 1 2022, replaced the Bloomberg MSCI Global Green Bond Select (USD Hedged) Index as the Underlying Index of the Fund.

Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BFA. The Fund’s sub-adviser is BlackRock International Limited (“BIL” or the “Sub-Adviser”).
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2021.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-09729
IS-SP-BGRN-0324